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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 2006

                               PEOPLESUPPORT, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   333-115328              95-4695021
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(State or other jurisdiction of       (Commission             (IRS Employer
 incorporation or organization)       File Number)         Identification No.)

            1100 Glendon Ave., Suite 1250
               Los Angeles, California                          90024
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       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (310) 824-6200

                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 31, 2006, PeopleSupport, Inc. issued a press release announcing the financial results for the Second Quarter. A copy of this press release is being furnished as an exhibit to this report on Form 8-K.

The information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01(d) EXHIBITS.

             EXHIBIT   DESCRIPTION
             --------  -------------------------------------------------------
             99.1      Press Release dated July 31, 2006 entitled:
                       "PeopleSupport Reports Record Financial Results for the
                       Second Quarter 2006."

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 31, 2006                             PeopleSupport, Inc.
                                          a Delaware corporation


                                          By: /s/ Lance Rosenzweig
                                              ----------------------------------
                                              Chief Executive Officer and
                                              Chairman of the Board of Directors

                                  EXHIBIT INDEX

     EXHIBIT    DESCRIPTION
     --------   --------------------------------------------------------------
     99.1       Press Release dated July 31, 2006 entitled: "PeopleSupport
                Reports Record Financial Results for the Second Quarter 2006."